Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Haverty Furniture Companies, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2006 (the “Report”), I, Clarence H. Smith, President and Chief Executive Officer of the Company, and I, Dennis L. Fink, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2006	/s/ Clarence H. Smith

                                                                                                     Clarence H. Smith

                                                                                                President and Chief Executive Officer

/s/ Dennis L. Fink

                                                                                                        Dennis L. Fink

                                                                                           Executive Vice President and

                                                                                                 Chief Financial Officer